UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 11, 2007
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

2501 CEDAR SPRINGS RD
DALLAS, TX	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of KPMG LLP
Audited Consolidated Balance Sheet

Item 8.01 Other Events.
          The audited consolidated balance sheet of Crosstex Energy GP, L.P. as of December 31, 2006 and the related notes thereto are filed as an Exhibit to this Current Report on Form 8-K. Crosstex Energy GP, L.P. is the general partner of Crosstex Energy, L.P.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
23.1	—	Consent of KPMG LLP
99.1	—	Audited Consolidated Balance Sheet of Crosstex Energy GP, L.P.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P., its General Partner

By:	Crosstex Energy GP, LLC, its General Partner

By:	/s/ William W. Davis William W. Davis
Executive Vice President and
Chief Financial Officer
Date: April 11, 2007

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
23.1	—	Consent of KPMG LLP
99.1	—	Audited Consolidated Balance Sheet of Crosstex Energy GP, L.P.

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